Exhibit 10.12

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is dated as of August 15, 2003, between BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Delaware corporation, and BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC., a New Jersey corporation, (collectively referred to herein as the "Borrower") and NATIONAL CITY BANK (the "Bank").

WHEREAS, Bank and Borrower previously executed a certain Revolving Credit and Term Loan Agreement dated as of February 1, 2001 ("Original Agreement"); and

WHEREAS, Bank and Borrower previously executed a certain Amended and Restated Revolving Credit Agreement dated as of February 1, 2003 ("Amended and Restated Agreement") which amended certain terms of, and restated, the Original Agreement; and

WHEREAS, Bank and Borrower have agreed to amend the terms of the Amended and Restated Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower jointly and severally agrees with Bank as follows:

1. Effective as of June 1, 2002, Section 5.07(3) is deleted in its entirety.

2. Section 6.06 of the Amended and Restated Agreement is hereby amended, effective as of June 1, 2002, to add new Subsection (4) to read as follows:

"(4) any joint venture, partnership or other Person for the purpose of operating a business or acquiring real estate or other assets."

3. Effective as of June 1, 2002, old Section 6.06(4) of the Amended and Restated Agreement is hereby renumbered as Subsection 6.06(5) and amended (i) to delete clause (a) in its entirety and (ii) to delete "four (4%)" from clause (b) and to replace it with "seven and one-half (7.5%) percent".

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION By: /s/ Robert LaPenta Title: Vice President-Chief Accounting Officer
BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC. By: /s/ Robert LaPenta Title: Vice President-Chief Accounting Officer
NATIONAL CITY BANK By: /s/ George Gevas Title: Senior Vice President